As filed with the Securities and Exchange Commission on March 4, 2011
Registration No. 333-172199
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 1
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NOVELIS INC.*
(Exact name of registrant as specified in its charter)

Canada	3350	98-0442987
(State or other jurisdiction of incorporation or organization)	(Primary standard industrial classification code number)	(I.R.S. Employer Identification Number)

3560 Lenox Road, Suite 2000
Atlanta, Georgia 30326
(404) 760-4000
(Address, including zip code, and telephone number, including area code, of Registrants’ principal executive offices)

Leslie J. Parrette Jr.
Senior Vice President, General Counsel
and Compliance Officer
Novelis Inc.
3560 Lenox Road, Suite 2000
Atlanta, Georgia 30326
(404) 760-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

John J. Kelley III
Keith M. Townsend
King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
(404) 572-4600
* The companies listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

Approximate date of commencement of proposed sale to public:  As soon as possible after this Registration Statement is declared effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount	Offering	Aggregate	Registration
Securities to be Registered	to be Registered	Price per Note	Offering Price	Fee
8.375% Senior Notes due 2017	$1,100,000,000	100%	$1,100,000,000(1)	$127,710(3)
8.75% Senior Notes due 2020	$1,400,000,000	100%	$1,400,000,000(1)	$162,540(3)
Guarantees of 8.375% Senior Notes due 2017	—	—	—	(2)
Guarantees of 8.75% Senior Notes due 2020	—	—	—	(2)

(1)	The registration fee has been calculated pursuant to Rule 457(f)(2) under the Securities Act of 1933, as amended. The proposed maximum offering price is estimated solely for purpose of calculating the registration fee.

(2)	Pursuant to Rule 457(n) of the Securities Act of 1933, no registration fee is required for the guarantees.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL REGISTRANTS

IRS Employer
Exact Name of Additional Registrants*	Jurisdiction of Formation	Identification No.

Novelis Corporation	Texas	41-2098321
Eurofoil Inc. (USA)	New York	13-3783544
Novelis PAE Corporation	Delaware	36-4266108
Aluminum Upstream Holdings LLC	Delaware	20-5137700
Novelis Brand LLC	Delaware	26-0442201
Novelis South America Holdings LLC	Delaware	20-5137684
Novelis North America Holdings Inc.	Delaware	90-0636088
Novelis Acquisitions LLC	Delaware	27-4077666
Novelis Cast House Technology Ltd.	Canada	Not applicable
Novelis No. 1 Limited Partnership	Canada	Not applicable
4260848 Canada Inc.	Canada	Not applicable
4260856 Canada Inc.	Canada	Not applicable
Novelis Europe Holdings Ltd.	United Kingdom	Not applicable
Novelis UK Ltd.	United Kingdom	Not applicable
Novelis Services Limited	United Kingdom	Not applicable
Novelis do Brasil Ltda.	Brazil	Not applicable
Novelis AG	Switzerland	Not applicable
Novelis Switzerland S.A.	Switzerland	Not applicable
Novelis Technology AG	Switzerland	Not applicable
Novelis Aluminium Holding Company	Ireland	Not applicable
Novelis Deutschland GmbH	Germany	Not applicable
Novelis Luxembourg S.A.	Luxembourg	Not applicable
Novelis PAE S.A.S.	France	Not applicable
Novelis Madeira, Unipessoal, Lda	Portugal	Not applicable

*	The address for each of the additional Registrants is c/o Novelis Inc., 3560 Lenox Rd., Suite 2000, Atlanta, Georgia 30326. The primary standard industrial classification number for each of the additional Registrants is 3350.

EXPLANATORY NOTE

The registrants are filing this Amendment No. 1 to their Registration Statement on Form S-4 (Registration No. 333-172199) for the sole purpose of filing Exhibit 3.51.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21.	Exhibits.

The exhibits listed below in the “Index to Exhibits” are part of this Registration Statement on Form S-4 and are numbered in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS INC.

By:	*
Name:     Philip Martens

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Philip Martens	President and Chief Executive Officer (Principal Executive Officer)	March 4, 2011

* Steven R. Fisher	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	March 4, 2011

* Robert Nelson	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	March 4, 2011

* Kumar Mangalam Birla	Chairman of the Board of Directors	March 4, 2011

* Askaran K. Agarwala	Director	March 4, 2011

* Debnarayan Bhattacharya	Vice Chairman, Director	March 4, 2011

* Clarence J. Chandran	Director	March 4, 2011

* Donald A. Stewart	Director	March 4, 2011

* Leslie J. Parrette, Jr.	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS CORPORATION

By:	*
Name:     Jean-Marc Germain

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Jean-Marc Germain	Director, President (Principal Executive Officer)	March 4, 2011

* Steven E. Pohl	Director, Vice President and Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Leslie J. Parrette, Jr.	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

EUROFOIL INC. (USA)

By:	*
Name:     John Tillman

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* John Tillman	Director, President (Principal Executive Officer)	March 4, 2011

* Steven E. Pohl	Vice President and Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Gordon Becker	Director	March 4, 2011

* Leslie J. Parrette, Jr.	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS PAE CORPORATION

By:	*
Name:     John Tillman

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* John Tillman	Director, President (Principal Executive Officer)	March 4, 2011

* Steven E. Pohl	Vice President and Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Gordon Becker	Director	March 4, 2011

* Leslie J. Parrette, Jr.	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

ALUMINUM UPSTREAM HOLDINGS LLC

By:	*
Name:     Leslie J. Parrette, Jr.

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Leslie J. Parrette, Jr.	Director, President (Principal Executive Officer)	March 4, 2011

* Randal P. Miller	Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Steven R. Fisher	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS BRAND LLC

By:	*
Name:     Marion G. Barnes

Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Marion G. Barnes	Director, President and Secretary (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS SOUTH AMERICA HOLDINGS LLC

By:	*
Name:     Leslie J. Parrette, Jr.

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Leslie J. Parrette, Jr.	Director, President (Principal Executive Officer)	March 4, 2011

* Randal P. Miller	Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Steven R. Fisher	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS NORTH AMERICA HOLDINGS INC.

By:	*
Name:     Steven R. Fisher

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Steven R. Fisher	Director (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Randal P. Miller	Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Leslie J. Parrette, Jr.	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS ACQUISITIONS LLC

By:	*
Name:     Steven R. Fisher

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Steven R. Fisher	Director (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Randal P. Miller	Treasurer (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Leslie J. Parrette, Jr.	Director	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS CAST HOUSE TECHNOLOGY LTD.

By:	*
Name:     Marion G. Barnes

Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Marion G. Barnes	Director, President and Secretary (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS NO. 1 LIMITED PARTNERSHIP

By:	4260848 CANADA INC.,
as General Partner

By:	*
Name:     Marion G. Barnes

Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Marion G. Barnes	Director, President and Secretary 4260848 Canada Inc. (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

4260848 CANADA INC.

By:	*
Name:     Marion G. Barnes

Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Marion G. Barnes	Director, President and Secretary (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

4260856 CANADA INC.

By:	*
Name:     Marion G. Barnes

Title:	President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Marion G. Barnes	Director, President and Secretary (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS EUROPE HOLDINGS LIMITED

By:	*
Name:     Antonio Tadeu Nardocci

Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio Tadeu Nardocci	Director (Principal Executive Officer)	March 4, 2011

* James Gunningham	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS UK LTD.

By:	*
Name:     Antonio Tadeu Nardocci

Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio Tadeu Nardocci	Director (Principal Executive Officer)	March 4, 2011

* John Gardner	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS SERVICES LIMITED

By:	*
Name:     John Gardner

Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* John Gardner	Director (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* James Gunningham	Director	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS DO BRASIL LTDA.

By:	*
Name:     Alexandre Almeida

Title:	Executive President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Alexandre Almeida	Director, Executive President	March 4, 2011

* Alexandre Sesso	Director, Finance Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS AG

By:	*
Name:     Antonio Tadeu Nardocci

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio Tadeu Nardocci	Director, President (Principal Executive Officer)	March 4, 2011

* John Gardner	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson
*Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS SWITZERLAND S.A.

By:	*
Name:     Antonio Tadeu Nardocci

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio Tadeu Nardocci	Director, President (Principal Executive Officer)	March 4, 2011

* Roland Harings	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson
*Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS TECHNOLOGY AG

By:	*
Name:     Antonio Tadeu Nardocci

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Antonio Tadeu Nardocci	Director, President (Principal Executive Officer)	March 4, 2011

* John Gardner	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson
*Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS ALUMINIUM HOLDING COMPANY

By:	*
Name:     Andreas Thiele

Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Andreas Thiele	Director (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* Fortunato Lucido	Director	March 4, 2011

* David Sneddon	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson
*Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS DEUTSCHLAND GMBH

By:	*
Name:     Gottfried Weindl

Title:	Managing Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Gottfried Weindl	Managing Director (Principal Executive Officer)	March 4, 2011

* Roland Harings	Managing Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS LUXEMBOURG S.A.

By:	*
Name:     Steven Clarke

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Steven Clarke	Director (Principal Executive Officer)	March 4, 2011

* Luigi Pisa	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* François Coeffic	Director	March 4, 2011

* Philippe Corron	Director	March 4, 2011

* John Gardner	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS PAE S.A.S.

By:	*
Name:     Philippe Charlier

Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Philippe Charlier	President (Principal Executive Officer)	March 4, 2011

* John Gardner	Financial Manager (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* David Sneddon	Manager (Principal Executive Officer)	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on March 4, 2011.

NOVELIS MADEIRA, UNIPESSOAL, LDA

By:	*
Name:     Nick Madden

Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Nick Madden	Director (Principal Executive Officer)	March 4, 2011

* Alexandre Almeida	Director (Principal Financial Officer) (Principal Accounting Officer)	March 4, 2011

* James Gunningham	Director	March 4, 2011

* Andreas Glapka	Director	March 4, 2011

* Rosa Maria de Canha Ornelas Frazão Alfonso	Director	March 4, 2011

* Roberto Luiz Homem	Director	March 4, 2011

/s/ Nichole A. Robinson Nichole A. Robinson	Authorized Representative in the United States of America	March 4, 2011

/s/ Nichole A. Robinson *Nichole A. Robinson Attorney-in-Fact

Exhibit
No.	Description of Exhibit

2.1	Arrangement Agreement by and among Hindalco Industries Limited, AV Aluminum Inc. and Novelis Inc., dated as of February 10, 2007 (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed on February 13, 2007 (File No. 001-32312)).
3.1	Restated Certificate and Articles of Incorporation of Novelis Inc. (incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on January 7, 2005 (File No. 001-32312)).
3.2	Restated Certificate and Articles of Amalgamation of Novelis Inc. (incorporated by reference to Exhibit 3.1 to our Quarterly Report on Form 10-Q filed on November 10, 2010 (File No. 001-32312)).
3.3	Novelis Inc. Amended and Restated Bylaws, adopted as of July 24, 2008 (incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K filed on July 25, 2008 (File No. 001-32312)).
3.4	Articles of Amendment to the Articles of Incorporation of Novelis Corporation (formerly Alcan Aluminum Corporation) (incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.5	Articles of Amendment to the Articles of Incorporation of Novelis Corporation (incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.6	Articles of Incorporation of Novelis Corporation (incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.7	Bylaws of Novelis Corporation (incorporated by reference to Exhibit 3.6 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.8	Certificate of Amendment of Certificate of Incorporation of Novelis PAE Corporation (formerly Pechiney Aluminum Engineering, Inc.) (incorporated by reference to Exhibit 3.7 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.9	Certificate of Incorporation of Novelis PAE Corporation (incorporated by reference to Exhibit 3.8 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.10	By-laws of Novelis PAE Corporation (incorporated by reference to Exhibit 3.9 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.11	Certificate of Incorporation of Eurofoil Inc. (USA) (incorporated by reference to Exhibit 3.10 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.12	By-laws of Eurofoil Inc. (USA) (incorporated by reference to Exhibit 3.11 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.13	Certificate of Formation of Aluminum Upstream Holdings LLC (incorporated by reference to Exhibit 3.33 to our Post-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on December 1, 2006 (File No. 333-127139)).
3.14	Certificate of Amendment No. 1 to Certificate of Formation of Aluminum Upstream Holdings LLC (incorporated by reference to Exhibit 3.13 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.15	Limited Liability Company Agreement of Aluminum Upstream Holdings LLC (incorporated by reference to Exhibit 3.35 to our Post-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on December 1, 2006 (File No. 333-127139)).
3.16	Certificate of Formation of Novelis South America Holdings LLC (incorporated by reference to Exhibit 3.36 to our Post-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on December 1, 2006 (File No. 333-127139)).
3.17	Certificate of Amendment No. 1 to Certificate of Formation of Novelis South America Holdings LLC (incorporated by reference to Exhibit 3.16 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.18	Limited Liability Company Agreement of Novelis South America Holdings LLC (incorporated by reference to Exhibit 3.34 to our Post-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on December 1, 2006 (File No. 333-127139)).
3.19	Certificate of Formation of Novelis Brand LLC (formerly Novelis Finances USA LLC) (incorporated by reference to Exhibit 3.31 to our Post-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on December 1, 2006 (File No. 333-127139)).
3.20	Certificate of Amendment No. 1 to Certificate of Formation of Novelis Brand LLC (formerly Novelis Finances USA LLC) (incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.21	Certificate of Amendment No. 2 to Certificate of Formation of Novelis Brand LLC (formerly Novelis Finances USA LLC) (incorporated by reference to Exhibit 3.20 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).

Exhibit
No.		Description of Exhibit

3.22		Limited Liability Company Agreement of Novelis Brand LLC (formerly Novelis Finances USA LLC) (incorporated by reference to Exhibit 3.32 to our Post-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on December 1, 2006 (File No. 333-127139)).
3.23		Articles of Association of Novelis do Brasil Ltda. (incorporated by reference to Exhibit 3.12 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.24		Amendment No. 1 to Articles of Association of Novelis do Brasil Ltda (incorporated by reference to Exhibit 3.23 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.25		Amendment No. 2 to Articles of Association of Novelis do Brasil Ltda. (incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.26		Amendment No. 3 to Articles of Association of Novelis do Brasil Ltda. (incorporated by reference to Exhibit 3.50 to Amendment No. 2 to our Registration Statement on Form S-4 filed on November 9, 2009 (File No. 333-161892)).
3	.2†	Amendment No. 4 to Articles of Association of Novelis do Brasil Ltda.
3.28		Amendment to the Charter of Novelis do Brasil Ltda. (incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.29		Certificate and Articles of Incorporation of 4260848 Canada Inc. (incorporated by reference to Exhibit 3.34 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.30		By-law No. 1 of 4260848 Canada Inc. (incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.31		Certificate and Articles of Incorporation of 4260856 Canada Inc. (incorporated by reference to Exhibit 3.15 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.32		By-law No. 1 of 4260856 Canada Inc. (incorporated by reference to Exhibit 3.16 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.33		Amendment of Articles of Incorporation of Novelis Cast House Technology Ltd. (incorporated by reference to Exhibit 3.17 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.34		Certificate and Articles of Incorporation of Novelis Cast House Technology Ltd. (incorporated by reference to Exhibit 3.18 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.35		By-law No. 2 of Novelis Cast House Technology Ltd. (incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.36		By-law No. 1 of Novelis Cast House Technology Ltd. (incorporated by reference to Exhibit 3.20 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.37		Amended and Restated Limited Partnership Agreement of Novelis No. 1 Limited Partnership (incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892))
3.38		Bylaws of Novelis Deutschland GmbH (incorporated by reference to Exhibit 3.35 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.39		Certificate of Incorporation on Change of Name of Novelis Aluminium Holding Company (incorporated by reference to Exhibit 3.22 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.40		Memorandum and Articles of Association of Novelis Aluminium Holding Company (incorporated by reference to Exhibit 3.23 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.41		Articles of Association of Novelis AG (incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.42		Articles of Association of Novelis Technology AG (incorporated by reference to Exhibit 3.25 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.43		Articles of Association for Novelis Switzerland SA (incorporated by reference to Exhibit 3.40 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.44		Memorandum of Association of Novelis UK Ltd. (incorporated by reference to Exhibit 3.27 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3	.45†	Articles of Association of Novelis UK Ltd.
3.46		Memorandum of Association of Novelis Europe Holdings Ltd. (incorporated by reference to Exhibit 3.29 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).

Exhibit
No.		Description of Exhibit

3.47		Articles of Association of Novelis Europe Holdings Ltd. (incorporated by reference to Exhibit 3.30 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
3.48		Memorandum of Association of Novelis Services Limited (incorporated by reference to Exhibit 3.45 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.49		Articles of Association of Novelis Services Limited (incorporated by reference to Exhibit 3.46 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.50		Articles of Novelis Luxembourg S.A. (incorporated by reference to Exhibit 3.47 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3.51		Bylaws of Novelis PAE S.A.S.
3.52		Articles of Novelis Madeira, Unipessoal, Lda. (incorporated by reference to Exhibit 3.49 to our Registration Statement on Form S-4 filed on September 11, 2009 (File No. 333-161892)).
3	.53†	Certificate of Incorporation of Novelis North America Holdings Inc.
3	.54†	Bylaws of Novelis North America Holdings Inc.
3	.55†	Certificate of Formation of Novelis Acquisitions LLC.
3	.56†	Limited Liability Company Agreement of Novelis Acquisitions LLC.
4.1		Specimen Certificate of Novelis Inc. Common Shares (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form 10-12B filed on December 27, 2004 (File No. 001-32312)).
4.2		Indenture, relating to the 7 1/4% Senior Notes due 2015, dated as of February 3, 2005, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed on February 3, 2005 (File No. 001-32312)).
4.3		Form of Note for 7 1/4% Senior Notes due 2015 (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form S-4 filed on August 3, 2005 (File No. 333-127139)).
4.4		Supplemental Indenture, between the Company, Novelis Finances USA LLC, Novelis South America Holdings LLC, Aluminum Upstream Holdings LLC and the Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.6 to our Post-Effective Amendment No. 1 to our Registration Statement on Form S-4 Registration Statement filed on December 1, 2006 (File No. 333-127139)).
4.5		Supplemental Indenture, among the Company, Novelis No. 1 Limited Partnership, and the Bank of New York Trust Company, N.A., as trustee, dated as of May 14, 2007 (incorporated by reference to Exhibit 4.7 to our Annual Report on Form 10-K filed on June 29, 2009 (File No. 001-32312)).
4.6		Supplemental Indenture, among the Company, Novelis Luxembourg SA, and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of January 29, 2008 (incorporated by reference to Exhibit 4.8 to our Annual Report on Form 10-K filed on June 29, 2009 (File No. 001-32312)).
4.7		Supplemental Indenture, among the Company, Bellona-Trading Internacional, Sociedade Unipessoal, LDA, and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of June 26, 2008 (incorporated by reference to Exhibit 4.9 to our Annual Report on Form 10-K filed on June 29, 2009 (File No. 001-32312)).
4.8		Supplemental Indenture, among the Company, Novelis Services Limited, and The Bank of New York Mellon Trust Company N.A., as trustee, dated as of July 10, 2008 (incorporated by reference to Exhibit 4.10 to our Annual Report on Form 10-K filed on June 29, 2009 (File No. 001-32312)).
4.9		Supplemental Indenture, among the Company, Novelis PAE SAS, and The Bank of New York Mellon Trust Company N.A., as trustee, dated as of September 16, 2008 (incorporated by reference to Exhibit 4.11 to our Annual Report on Form 10-K filed on June 29, 2009 (File No. 001-32312)).
4.10		Supplemental Indenture, among the Company, each Guarantor to the Indenture and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of September 28, 2010 (incorporated by reference to Exhibit 4.1 to our Quarterly Report on Form 10-Q filed on November 10, 2010 (File No. 001-32312)).
4.11		Supplemental Indenture, among the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of September 28, 2010 (incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q filed on November 10, 2010 (File No. 001-32312)).
4.12		Supplemental Indenture, among the Company, Novelis North America Holdings Inc., Novelis Acquisitions LLC and The Bank of New York Mellon Trust Company N.A., as trustee, dated as of December 14, 2010 (incorporated by reference to Exhibit 4.5 to our Quarterly Report on Form 10-Q filed on February 8, 2011 (File No. 001-32312)).

Exhibit
No.		Description of Exhibit

4.13		Supplemental Indenture, among the Company and The Bank of New York Trust Company, as trustee, dated as of December 17, 2010 (incorporated by reference to Exhibit 4.6 to our Current Report on Form 8-K filed on December 17, 2010 (File No. 001-32312)).
4	.14†	Indenture, relating to the 8.375% Senior Notes due 2017, dated as of December 17, 2010, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4	.15†	Indenture, relating to the 8.75% Senior Notes due 2020, dated as of December 17, 2010, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.16		Registration Rights Agreement related to our 8.375% Senior Notes due 2017, dated as of December 17, 2010, among the Company, the guarantors named on the signature pages thereto, Citigroup Global Markets Inc., as Representative of the Initial Purchasers (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on December 17, 2010 (File No. 001-32312)).
4.17		Registration Rights Agreement related to our 8.75% Senior Notes due 2020, dated as of December 17, 2010, among the Company, the guarantors named on the signature pages thereto, Citigroup Global Markets Inc., as Representative of the Initial Purchasers (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on December 17, 2010 (File No. 001-32312)).
4.18		Form of Note for 8.375% Senior Notes due 2017 (included in Exhibit 4.14).
4.19		Form of Note for 8.75% Senior Notes due 2020 (included in Exhibit 4.15).
5	.1†	Opinion of King & Spalding LLP regarding the legality of securities being registered.
5	.2†	Opinion of Torys LLP.
5	.3†	Opinion of Lavery de Billy.
5	.4†	Opinion of MacFarlanes.
5	.5†	Opinion of Elvinger Dessoy Dennewald.
5	.6†	Opinion of Ernst & Young Société d’Avocats.
5	.7†	Opinion of Noerr Stiefenhofer Lutz.
5	.8†	Opinion of CMS von Erlach Henrici AG.
5	.9†	Opinion of A&L Goodbody
5	.10†	Opinion of Levy & Salomão Advogados.
5	.11†	Opinion of Vieira de Almeida & Associados.
10.1		$800 million asset-based lending credit facility dated as of December 17, 2010 among Novelis Inc., as Parent Borrower, Novelis Corporation, Novelis PAE Corporation, Novelis Brand LLC, Novelis South America Holdings LLC, Aluminum Upstream Holdings LLC, as U.S. Borrowers, Novelis UK Limited, AV Metals Inc., and the other loan parties from time to time party thereto, the lenders from time to time party thereto, the Collateral Agent, Bank of America, N.A., as Issuing Bank, U.S. Swingline Lender and Administrative Agent, The Royal Bank of Scotland plc, as European Swingline Lender, and the other parties from time to time party thereto (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on February 8, 2011 (File No. 001-32312)).
10.2		$1.5 billion term loan facility dated as of December 17, 2010 among Novelis Inc., as Borrower, AV Metals Inc., as Holdings, and the other guarantors party thereto, with the lenders party thereto, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Citibank, N.A., The Royal Bank of Scotland PLC and UBS AG, Stamford Branch, as co-documentation agents, and Merrill Lynch, Pierce, Fenner and Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and Merrill Lynch, Pierce, Fenner and Smith Incorporated, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., RBS Securities Inc. and UBS Securities LLC, as joint bookrunners (incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-Q filed on February 8, 2011 (File No. 001-32312)).
10.3		Intercreditor Agreement dated as of December 17, 2010 by and among Novelis Inc., Novelis Corporation, Novelis PAE Corporation, Novelis Brand LLC, Novelis South America Holdings LLC, Aluminum Upstream Holdings LLC, Novelis UK Limited, AV Metals Inc., and the subsidiary guarantors party thereto, as grantors, Bank of America, N.A., as revolving credit administrative agent, revolving credit collateral agent, Term Loan administrative agent, and Term Loan collateral agent (incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q filed on February 8, 2011 (File No. 001-32312)).

Exhibit
No.		Description of Exhibit

10.4		Security Agreement made by Novelis Inc., as Parent Borrower, Novelis Corporation, Novelis PAE Corporation, Novelis Brand LLC, Novelis South America Holdings LLC, Aluminum Upstream Holdings LLC, as U.S. Borrowers and the guarantors from time to time party thereto in favor of Bank of America, N.A., as collateral agent dated as of December 17, 2010 (incorporated by reference to Exhibit 10.4 to our Quarterly Report on Form 10-Q filed on February 8, 2011 (File No. 001-32312)).
10.5		Security Agreement made by Novelis Inc., as the Borrower and the guarantors from time to time party thereto in favor of Bank of America, N.A., as collateral agent dated as of December 17, 2010 (incorporated by reference to Exhibit 10.5 to our Quarterly Report on Form 10-Q filed on February 8, 2011 (File No. 001-32312)).
10	.6**	Amended and Restated Metal Supply Agreement between Novelis Inc., as Purchaser, and Alcan Inc., as Supplier, for the supply of re-melt aluminum ingot (incorporated by reference to Exhibit 10.6 to our Annual Report on Form 10-K filed on June 19, 2008 (File No. 001-32312)).
10	.7**	Amended and Restated Molten Metal Supply Agreement between Novelis Inc., as Purchaser, and Alcan Inc., as Supplier, for the supply of molten metal to Purchaser’s Saguenay Works facility) (incorporated by reference to Exhibit 10.7 to our Annual Report on Form 10-K filed on June 19, 2008 (File No. 001-32312)).
10	.8**	Amended and Restated Metal Supply Agreement between Novelis Inc., as Purchaser, and Alcan Inc., as Supplier, for the supply of sheet ingot in North America (incorporated by reference to Exhibit 10.8 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.9**	Amended and Restated Metal Supply Agreement between Novelis Inc., as Purchaser, and Alcan Inc., as Supplier, for the supply of sheet ingot in Europe (incorporated by reference to Exhibit 10.9 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.10*	Employment Agreement of Martha Finn Brooks (incorporated by reference to Exhibit 10.33 to our Registration Statement on Form 10-12B filed by Novelis Inc. on December 22, 2004 (File No. 001-32312)).
10	.11*	Employment Arrangement between Steven Fisher and Novelis Inc. (incorporated by reference to our Current Report on Form 8-K filed on May 21, 2007 and our Current Report on Form 8-K/A filed on August 15, 2007 (File No. 001-32312)).
10	.12*	Letter Agreement, dated October 20, 2006, by and between Novelis Inc. and Thomas Walpole (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on October 26, 2006 (File No. 001-32312)).
10	.13*	Employment Agreement of Antonio Tadeu Coelho Nardocci dated as of November 8, 2004 (incorporated by reference to Exhibit 10.16 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.14*	Employment Agreement of Arnaud de Weert (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on April 3, 2006 (File No. 001-32312)).
10	.15*	Form of Change in Control Agreement between Novelis Inc. and certain executive officers (incorporated by reference to Exhibit 99.1 to our Current Report on Form 8-K filed on September 27, 2006 (File No. 001-32312)).
10	.16*	Form of Change in Control Agreement between Novelis Inc. and certain executive officers and key employees (incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed on September 27, 2006 (File No. 001-32312)).
10	.17*	Form of Recognition Agreement between Novelis Inc. and certain executive officers and key employees (incorporated by reference to Exhibit 99.3 to our Current Report on Form 8-K filed on September 27, 2006 (File No. 001-32312)).
10	.18*	Form of Amendment to Recognition Agreements (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K/A filed May 8, 2007 (File No. 001-32312)).
10	.19*	Form of SAR Award (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K filed on November 1, 2006 (File No. 001-32312)).
10	.20*	Novelis Inc. 2006 Incentive Plan, as amended (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on November 1, 2006 (File No. 001-32312)).
10	.21*	Form of Non-Qualified Stock Option Award (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on November 1, 2006 (File No. 001-32312)).
10	.22*	Form of Novelis Long-Term Incentive Plan for Fiscal 2008-2010 (incorporated by reference to Exhibit 10.26 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.23*	Form of Indemnity Agreement between Novelis Inc. and Members of the Board of Directors of Novelis Inc. (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on May 21, 2007 (File No. 001-32312)).

Exhibit
No.		Description of Exhibit

10	.24*	Form of Indemnity Agreement between Novelis Inc. and certain executive officers dated as of June 27, 2007 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on June 28, 2007(File No. 001-32312)).
10	.25*	Form of Amended and Restated Novelis Founders Performance Awards Plan dated March 14, 2006 (incorporated by reference to Exhibit 10.7 to our Current Report on Form 8-K filed on March 20, 2006 (File No. 001-32312)).
10	.26*	First Amendment to the Amended and Restated Novelis Founders Performance Awards Plan (incorporated by reference to our Current Report on Form 8-K/A filed May 8, 2007 (File No. 001-32312)).
10	.27*	Novelis Founders Performance Award Notification for Martha Brooks dated March 31, 2005 (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on March 21, 2006 (File No. 001-32312)).
10	.28*	Novelis Founders Performance Award Notification for Thomas Walpole dated March 31, 2005 (incorporated by reference to Exhibit 10.36 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.29*	Novelis Founders Performance Award Notification for Antonio Tadeu Coelho Nardocci dated March 31, 2005 (incorporated by reference to Exhibit 10.37 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.30*	Form of Novelis Annual Incentive Plan for 2007-2008 (incorporated by reference to Exhibit 10.39 to our Annual Report on Form 10-K filed on June 19, 2008 ) (File No. 001-32312)).
10	.31*	Employment Agreement of Jean-Marc Germain dated as of April 28, 2008 (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 14, 2008 (File No. 001-32312)).
10	.32*	Form of Novelis Long-Term Incentive Plan for Fiscal 2009-2012 (incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-Q filed on August 14, 2008 (File No. 001-32312)).
10	.33*	Employment Agreement of Alexandre Moreira Martins de Almeida dated as of August 8, 2008 (incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on November 10, 2008 (File No. 001-32312)).
10	.34*	Amended Novelis Long-Term Incentive Plan for Fiscal 2009-2012 (incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-Q filed on February 17, 2009 (File No. 001-32312)).
10	.35*	Employment Agreement of Philip Martens, dated as of April 11, 2009 (incorporated by reference to Exhibit 10.36 to our Annual Report on Form 10-K filed on June 29, 2009 (File No. 001-32312)).
10	.36*	Novelis Long-Term Incentive Plan for Fiscal Years 2010-2013 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on July 1, 2009 (File No. 001-32312)).
10	.37*	Novelis Annual Incentive Plan for Fiscal Year 2011 (incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on May 28, 2010 (File No. 001-32312)).
10	.38*	Novelis Long-term Incentive Plan for Fiscal Year 2011 (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on May 28, 2010 (File No. 001-32312)).
10	.39*	Form Change in Control Agreement (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K filed on July 1, 2009 (File No. 001-32312)).
10	.40*	Form Severance Agreement (incorporated by reference to Exhibit 10.4 to our Current Report on Form 8-K filed on July 1, 2009 (File No. 001-32312)).
10	.41*	Termination of Employment Agreement between Novelis AG and Arnaud deWeert, dated June 26, 2009 (incorporated by reference to Exhibit 10.5 to our Current Report on Form 8-K filed on July 1, 2009 (File No. 001-32312)).
10	.42*	Change in Control Agreement between Novelis and Philip Martens, dated April 16, 2009 (incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-Q filed on August 3, 2009 (File No. 001-32312)).
10	.43*	Separation and Release Agreement between Novelis and Martha Brooks, dated May 8, 2009 (incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q filed on August 3, 2009 (File No. 001-32312)).
10	.44*	Employment Agreement between Novelis Inc. and Antonio Tadeu Coelho Nardocci (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K/A filed on September 9, 2009 (File No. 001-32312)).
11.1		Statement regarding computation of per share earnings (incorporated by reference to “Note 19 — Earnings per Share” to the Consolidated and Combined Financial Statements).
12	.1†	Statement regarding computation of ratio of earnings to fixed charges.
21	.1†	List of subsidiaries of Novelis Inc.
23	.1†	Consent of PricewaterhouseCoopers LLP.
23.2		Consent of King & Spalding LLP (included as part of Exhibit 5.1).

Exhibit
No.		Description of Exhibit

23.3		Consent of Torys LLP (included as part of Exhibit 5.2).
23.4		Consent of Lavery de Billy (included as part of Exhibit 5.3).
23.5		Consent of MacFarlanes (included as part of Exhibit 5.4).
23.6		Consent of Elvinger Dessoy Dennewald (included as part of Exhibit 5.5).
23.7		Consent of Ernst & Young Société d’Avocats (included as part of Exhibit 5.6).
23.8		Consent of Noerr Stiefenhofer Lutz (included as part of Exhibit 5.7).
23.9		Consent of CMS von Erlach Henrici AG (included as part of Exhibit 5.8).
23.10		Consent of A&L Goodbody (included as part of Exhibit 5.9).
23.11		Consent of Levy & Salomão Advogados (included as part of Exhibit 5.10).
23.12		Consent of Vieira de Almeida & Associados (included as part of Exhibit 5.11).
24.1		Powers of Attorney (included in the signature pages to this Registration Statement)
25	.1†	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A., as trustee of the 2017 Indenture.
25	.2†	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A., as trustee of the 2020 Indenture.
99	.1†	Form of Letter of Transmittal
99	.2†	Form of Notice of Guaranteed Delivery

*	Indicates a management contract or compensatory plan or arrangement.

**	Confidential treatment requested for certain portions of this Exhibit, which portions have been omitted and filed separately with the Securities and Exchange Commission.

†	Previously filed.